EXHIBIT 10.1

EXECUTION VERSION

WAIVER AGREEMENT

THIS WAIVER AGREEMENT (this “Waiver”), dated as of July 22, 2022 (the “Effective Date”), is by and among Parrot Drones S.A.S., Société par Actions Simplifiée organized under the laws of France (“Seller”), on the one hand, and AgEagle Aerial Systems Inc., a Nevada corporation (“Parent”) and MicaSense, Inc. (as successor to AgEagle Sensor Systems, Inc.), a Nevada corporation and wholly-owned subsidiary of Parent (“Buyer” and together with Parent, “Buyer Group”), on the other hand. Parent, Buyer and Seller may be collectively referenced as “Parties” and individually referenced as “Party.”

RECITALS:

WHEREAS, Seller, AgEagle Sensor Systems, Inc., and Parent entered into a Stock Purchase Agreement, dated as of January 26, 2021, with Justin B. McAllister as an additional party thereto (as amended, the “Purchase Agreement”).

WHEREAS, pursuant to Section 2.07(d) of the Purchase Agreement and subject to the terms and conditions therein, Buyer Group shall pay to Seller its Pro Rata Portion of 50% of the Holdback Amount on March 31, 2023, in cash of immediately available funds in accordance with the payment instructions contained in the Final Closing Date Payment Schedule or as otherwise instructed by Seller no less than three (3) Business Days prior to each such payment date (the “Remaining Holdback Amount Payment”).

WHEREAS, pursuant to Section 9.09 of the Purchase Agreement, no waiver by any party thereto of any provisions thereof shall be effective unless explicitly set forth in writing and signed by the party so waiving.

WHEREAS, Seller has agreed to waive Buyer Group’s obligation to pay to Seller a portion of the Remaining Holdback Amount Payment as set forth in the Purchase Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants and agreements contained in this Waiver, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, subject to the terms and conditions of this Waiver, the Parties agree as follows:

AGREEMENTS:

A.	Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Purchase Agreement.

B.	The Parties acknowledge and agree that as of the Effective Date, the Remaining Holdback Amount Payment outstanding and payable by Buyer Group to Seller pursuant to the Purchase Agreement is $2,351,202.

C.	Upon Seller’s receipt from Buyer Group of the Final Purchase Price Payment (defined below) in accordance with this paragraph C, Seller hereby waives Buyer Group’s obligation to pay 50% of the Remaining Holdback Amount Payment (the “Waived Remaining Holdback Amount”). In consideration of such waiver, Buyer Group hereby agrees to pay to Seller no later than July 29, 2022, 50% of the Remaining Holdback Amount Payment (i.e., $1,175,601) (the “Final Purchase Price Payment”) in cash of immediately available funds in accordance with the payment instructions contained in the Final Closing Date Payment Schedule or as otherwise instructed by Seller prior to the Effective Date. The Parties acknowledge and agree that effective upon Seller’s receipt of the Final Purchase Price Payment subject to and in accordance with the terms set forth above, Buyer Group’s obligations to pay to Seller its Pro Rata Portion of the Holdback Amount under the Purchase Agreement shall be satisfied in full and Buyer Group shall be released from any further liability with respect to payment of the Waived Remaining Holdback Amount.

D.	All payments made under this Waiver shall be treated by the Parties as an adjustment to the Purchase Price for Tax purposes, unless otherwise required by Law.

E.	Each of the terms and provisions of this Waiver is deemed incorporated by this reference into the Purchase Agreement. When a conflict exists between this Waiver and the Purchase Agreement, this Waiver will control. Unless expressly waived, amended or modified by this Waiver, all other provisions in the Purchase Agreement shall remain in full force and effect without waiver, amendment or modification. This Waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and the waivers and consent set forth herein shall not entitle Buyer Group to any other or further waiver or consent in any similar or other circumstances. The waiver and consent set forth above shall be limited precisely as written and shall not be deemed to (i) be a waiver or modification of any other term or condition of the Purchase Agreement or any other transaction document contemplated thereby, or (ii) prejudice any right or remedy that Seller may now have or may have in the future (except to the extent such right or remedy is based upon the waiver set forth herein) under or in connection with the Purchase Agreement or the other transaction documents contemplated thereby.

F.	This Waiver shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction).

G.	This Waiver may be executed in several counterparts, and all so executed shall constitute one and the same agreement, binding on all of the Parties. The Parties agree that this Waiver may be transmitted between them via PDF, e-mail or DocuSign (or similar electronic means) and that signatures transmitted as such shall be original signatures and the agreement containing such signatures (original or otherwise) of all the Parties is binding upon the Parties.

[signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Waiver as of the Effective

Date.

PARROT DRONES S.A.S.

By:
Name:	Henri Seydoux
Title:	President

AGEAGLE AERIAL SYSTEMS INC.

By:
Name:	Barrett Mooney
Title:	Chief Executive Officer

MICASENSE, INC.

By:
Name:	Barrett Mooney
Title:	Chief Executive Officer

[Signature Page to Waiver Agreement]

IN WITNESS WHEREOF, the Parties hereto have executed this Waiver as of the Effective

Date.

PARROT DRONES S.A.S.

By:
Name:	Henri Seydoux
Title:	President

AGEAGLE AERIAL SYSTEMS INC.

By:
Name:	Barrett Mooney
Title:	Chief Executive Officer

MICASENSE, INC.

By:
Name:	Barrett Mooney
Title:	Chief Executive Officer

[Signature Page to Waiver Agreement]